UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

    LEAPFROG ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

LeapFrog Enterprises, Inc.
6401 Hollis Street, Suite 100 Emeryville, California 94608

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 2, 2011

Dear Stockholder,

You are cordially invited to attend the annual meeting of stockholders of LeapFrog Enterprises, Inc., a Delaware corporation. The meeting will be held on Thursday, June 2, 2011 at 9:00 a.m. Pacific Daylight Time at our headquarters located at 6401 Hollis Street, Suite 100, Emeryville, California for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)	Election of our Board’s nine nominees for director to serve for the ensuing year and until their successors are elected.

(2)	Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011.

(3)	Approval, in a non-binding advisory vote, of the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement.

(4)	Selection, in a non-binding advisory vote, of the preferred frequency of named executive officer compensation votes.

(5)	Approval of the LeapFrog Enterprises, Inc. 2011 Equity Incentive Plan.

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposals 2, 3 and 5 and for THREE YEARS in Proposal 4.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at: http://www.cstproxy.com/leapfrog/2011	ACCOUNT NUMBER:

LeapFrog Enterprises, Inc.

6401 Hollis Street, Suite 100

Emeryville, California 94608

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on June 2, 2011.

The proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or to request a copy. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and our 2010 Annual Report to Stockholders are available at:

http://www.cstproxy.com/leapfrog/2011

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 24, 2011 to facilitate a timely delivery.

The following Proxy Materials are available for your review at: http://www.cstproxy.com/leapfrog/2011

-	Annual Report for the year ended December 31, 2010
-	2011 Proxy Statement (including all attachments thereto)
-	Proxy Card
-	Any amendments to the foregoing materials that are required to be furnished to stockholders

If you would like to attend the meeting and vote in person, you may obtain directions at http://www.leapfrog.com under About Us - Contact Us.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690, or By logging on to http://www.cstproxy.com/leapfrog/2011 or By email at: proxy@continentalstock.com
Please include the company name and your account number in the subject line.